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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 22, 2004

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

         1-11373                                      31-0958666
(Commission File Number)                 (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)




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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information set forth under this "Item 12. Results of Operations and Financial Condition" is intended to be furnished and such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         A copy of a press release announcing the Registrant's results for the second fiscal quarter ended December 31, 2003 is attached hereto as Exhibit 99.01.

         Attached hereto as Exhibit 99.02 is a discussion of the reasons why management believes that presenting results that exclude the impact of special charges provides a useful representation of the Registrant's current performance and trends.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cardinal Health, Inc.
                                    (Registrant)

Date:  January 22, 2004             By: /s/ Paul S. Williams
                                        --------------------------------------
                                        Name:  Paul S. Williams
                                        Title: Executive Vice President, Chief
                                               Legal Officer and Secretary



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                                  EXHIBIT INDEX

99.01 Press Release issued by the Registrant on January 22, 2004, and furnished under this Current Report.

99.02 Information released by the Registrant on January 22, 2004, and furnished under this Current Report.



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